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                                                                   EXHIBIT 10.17




                               WORLDCOM/MFS/UUNET
                          1995 PERFORMANCE OPTION PLAN

                 (AMENDED AND RESTATED AS OF DECEMBER 31, 1996)


INTRODUCTION AND HISTORY OF PLAN

       Effective August 12, 1996, MFS Communications Company, Inc. ("MFS") acquired UUNET Technologies, Inc., a Delaware corporation ("UUNET") through a merger of a subsidiary of MFS with and into UUNET. As a result of the merger, MFS assumed sponsorship of this Plan. Effective December 31, 1996, MFS then merged with and into WorldCom, Inc. ("WorldCom") pursuant to a Merger Agreement. As a result of the merger, WorldCom assumed sponsorship of the Plan, and the Plan was amended and restated to redesignate the Plan as sponsored by WorldCom effective December 31, 1996. Under the terms of the Merger Agreement, rights to acquire stock of MFS outstanding under the Plan before December 31, 1996 were substituted with rights to acquire stock of WorldCom, as adjusted for the merger exchange ratio of 2.1 shares of stock of WorldCom for each outstanding share of MFS stock. Except as adjusted for this exchange ratio, all rights of Participants under the Plan before December 31, 1996 are preserved hereunder. This amended and restated Plan incorporates changes in the Plan due to this merger but retains provisions relating to prior dates for historical purposes. The amended and restated Plan is intended to change the Plan as required as a result of the merger but is not otherwise intended to effect substantive amendments to the Plan beyond those required by the merger.

1.     PURPOSES OF THE PLAN.

       The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and to promote the success of the Company's business. All Options granted hereunder shall be Nonqualified Stock Options.

2.     DEFINITIONS.

       As used herein, the following definitions shall apply:

       (a)    "Board" shall mean the Board of Directors of the Company.

       (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

       (c)    "Committee" shall mean the Compensation Committee of the Board.

       (d) "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share.

       (e)    "Company" shall mean WorldCom, Inc., a Georgia corporation.

       (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

       (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment"" by the Company.

       (h) "Executive Officer" shall have the meaning set forth in Rule 3b-7 (or any successor rule) under the Exchange Act.
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       (i)    "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

       (j) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

       (k)    "Option" shall mean a stock option granted pursuant to the Plan.

       (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

       (m)    "Optionee" shall mean an Employee who receives an Option.

       (n) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (o) "1995 Performance Goal" shall mean that the Company's 1995 pre-tax profit shall be at least $1.5 million.

       (p) "Plan" shall mean this WorldCom/MFS/UUNET 1995 Performance Option Plan, as amended from time to time.

       (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

       (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     STOCK SUBJECT TO THE PLAN.

              Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares under the Plan is 338,478 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall not become available for future grant or sale under the Plan.

4.     ADMINISTRATION OF THE PLAN.

       (a) Procedure. The Plan shall be administered by the Committee. The Committee shall continue to serve until otherwise directed by the Board. Members of the Board who are either eligible for Options or have been granted Options may not act upon the granting of an Option. Notwithstanding the foregoing, if and in any event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from the effective date of such registration this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (such rule, including any successor rule, shall be referred to as "Rule 16b-3"), or any successor rule thereto. Subject to the foregoing, from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, and fill vacancies however caused.

       (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Nonqualified Stock Options; (ii) to determine, upon review of relevant





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information and in accordance with Section 7 of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with
Section 7 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by such Options; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option granted and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option; (vii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of the Plan; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

       (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

5.     ELIGIBILITY.

       (a)    Options.  Options may be granted to all Employees.

       (b) Employment Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

6.     TERM OF PLAN.

       The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

7.     EXERCISE PRICE AND CONSIDERATION.

       (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee.

       (b) For purposes of the Plan, the value of Common Stock of the Company shall be determined as follows:

              (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

              (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

              (iii) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook





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in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

       (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

8.     OPTIONS.

       (a) Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

       (b)    Exercise of Option.

              (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable in full for 100 percent of the Shares subject to such Option outstanding under the Plan on December 31, 2004; provided, that Options held by any Employee as of December 31, 1995, shall become exercisable in full on March 31, 1996 if the Committee determines that the 1995 Performance Goal shall have been met.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. An Option may not be exercised for a fraction of a Share.

              (ii) Termination of Status as an Employee. In the event of termination of an Optionee's Continuous Status as an Employee prior to December 31, 1995, the Option held by such Employee shall terminate upon employment termination. If the 1995 Performance Goal shall have been met and an Optionee's Continuous Status as an Employee terminates after December 31, 1995, such Optionee may, but only within three (3) months after the date of such termination (or such longer period permitted by the Committee, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement) exercise the Option. If the 1995-Performance Goal shall not have been met and an Optionee's Continuous Status as an Employee terminates before December 31, 2004, the Option held by such Optionee shall terminate upon employment termination. If the 1995 Performance Goal shall not have been met and an Optionee's Continuous Status as an Employee terminates after December 31, 2004, but before the end of the Option term, such Optionee may exercise such Option prior to the expiration of the Option term. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.





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              (iii)  Disability of Optionee.  Notwithstanding the provisions of
Section 8(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of such Employee's total and permanent disability (as defined in Section 22(e) (3) of the Code), such Employee may, but only within six (6) months from the date of such termination (or such longer period permitted by the Committee, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee was entitled to exercise it at the date of such termination. To the extent that such Employee was not entitled to exercise the Option at the date of termination, or if such Employee does not exercise such Option (which such Employee was entitled to exercise) within the time specified herein, the Option shall terminate.

              (iv) Death of Optionee. In the event of the death of an Optionee during the term of the Option who is at the time of his or her death an Employee of the Company and who has been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee six (6) months after the date of death.

9.     NON-TRANSFERABILITY OF OPTIONS.

       The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

       Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, or, in the sole discretion of the Committee, the Committee shall, in lieu of such assumption or substitution, (a) provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be





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exercisable, or (b) provide for the cancellation of such Option.  If the
Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

11.    TIME OF GRANTING OPTIONS.

       The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option.

12.    AMENDMENT AND TERMINATION OF THE PLAN.

       (a) Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (i) from and after such time as the Company registers a class of equity securities under Section 12 of the Exchange Act, stockholder approval shall be required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto, or (ii) the Committee otherwise concludes that stockholder approval is advisable.

       (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee (as the case may be) and the Committee, which agreement must be in writing and signed by the Optionee (as the case may be) and the Company.

13.    CONDITION UPON ISSUANCE OF SHARES.

       Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

14.    RESERVATION OF SHARES.

       The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.    OPTION.

       Options shall be evidenced by written option agreements in such form as the Committee shall approve.





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